Exhibit 99.1

NOMINATION AND STANDSTILL AGREEMENT

This NOMINATION AND STANDSTILL AGREEMENT (the “Agreement”) is made as of October 7, 2013 by and among Nuance Communications, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Company”), and the persons and entities listed on Exhibit A hereto (collectively, the “Icahn Group”). In consideration of the covenants and promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

AGREEMENT

1. Certain Definitions. Unless the context otherwise requires, the following terms, for all purposes of this Agreement, shall have the meanings specified in this Section 1:

“Acceptable Person” shall have the meaning set forth in Section 2.3 below.

“Affiliate” shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act; provided, however, that for purposes of this Agreement, the Icahn Group and their Affiliates, on the one hand, and the Company and its Affiliates, on the other, shall not be deemed to be “Affiliates” of one another.

“Beneficially Own,” “Beneficially Owned,” or “Beneficial Ownership” shall have the meaning set forth in Rule 13d-3 of the rules and regulations promulgated under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Common Stock” shall mean shares of the Common Stock of the Company, $0.001 par value.

“Confidentiality Agreement” shall have the meaning set forth in Section 5.2 below.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Exchange Offer” shall mean a bona fide exchange offer subject to the provisions of Rule 13e-3 promulgated under the Exchange Act.

“Icahn Designee” shall have the meaning set forth in Section 2.1 below.

“Permitted Amount” shall mean a maximum of 20% of the issued and outstanding Voting Stock of the Company as calculated on the relevant date.

“Press Release” shall have the meaning set forth in Section 5.1 below.

“Replacement” shall have the meaning set forth in Section 2.3 below.

“Representatives” shall mean the directors, officers, employees and independent contractors, agents or advisors (including, without limitation, attorneys, accountants, and investment bankers) of the specified party or any of its Subsidiaries.

“SEC” or “Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Standstill Period” shall mean the period beginning on the date hereof and ending on the later of (a) the conclusion of the Company’s 2014 annual meeting of stockholders (which the Company agrees will be held within 30 days of the anniversary of the 2013 annual meeting of stockholders), and (b) the date on which there is no Icahn Designee on the Board.

“Subsidiaries” shall mean each corporation, limited liability company, partnership, association, joint venture or other business entity of which any party or any of its Affiliates owns, directly or indirectly, more than 50% of the stock or other equity interest entitled to vote on the election of the members of the board of directors or similar governing body.

“13D Group” means any group of persons formed for the purpose of acquiring, holding, voting or disposing of Voting Stock which would be required under Section 13(d) of the Exchange Act, and the rules and regulations promulgated thereunder, to file a statement on Schedule 13D pursuant to Rule 13d-l(a) or Schedule 13G pursuant to Rule 13d-1(c) with the SEC as a “person” within the meaning of Section 13(d)(3) of the Exchange Act if such group Beneficially Owned Voting Stock representing more than 5% of any class of Voting Stock then outstanding.

“Voting Power” shall mean the number of votes entitled to then be cast by the Voting Stock of the Company at any election of directors of the Company, provided that, for the purpose of determining Voting Power, each share of Preferred Stock of the Company, if any (the “Preferred Stock”), shall be deemed to be entitled to the number of votes equal to the number of shares of Company Common Stock into which such share of Preferred Stock could then be converted.

“Voting Stock” shall mean shares of the Company Common Stock and any other securities of the Company having the ordinary power to vote in the election of members of the Board of Directors of the Company and any securities convertible, exchangeable for or otherwise exercisable to acquire voting securities.

2. Appointment of the Icahn Group’s Nominee(s) to the Board.

2.1 On or about October 7, 2013, the Company will add Brett Icahn and David Schechter (each, an “Icahn Designee” and, collectively, the “Icahn Designees”) to the Board by increasing the size of the Board by two seats and appointing the Icahn Designees to fill such resulting vacancies.

2.2 The Company will include the Icahn Designees in its slate of nominees for election as directors of the Company at the Company’s 2014 annual meeting of stockholders (the “2014 Annual Meeting”). So long as the Company has complied and is complying with its obligations set forth in this Agreement, the Icahn Group agrees not to conduct a proxy contest regarding any matter to come before the 2014 Annual Meeting, including for the election of directors. The Company will use its reasonable best efforts to cause the election of the Icahn Designees to the Company’s Board at the 2014 Annual Meeting (including recommending that the Company’s stockholders vote in favor of the election of the Icahn Designees (along with all other Company nominees) and otherwise supporting him or her for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate). As a condition to each Icahn Designee’s appointment to the Board and nomination for election as a director of the Company at the 2014 Annual Meeting, the Icahn Group, including each Icahn Designee, agrees to provide to the Company such information as is required to be disclosed in proxy statements under applicable law or is otherwise necessary for inclusion of the Icahn Designees on the slate.

2.3 Should either Icahn Designee resign from the Board or be rendered unable to, or refuse to, be appointed to, or for any other reason fail to serve or is not serving, on, the Board (other than due to the termination of the obligations to nominate and/or appoint under this Agreement), the Icahn Group shall be entitled to designate, and the Company shall cause to be added as a member of the Board, a replacement (a “Replacement”) that is approved by the Company, such approval not to be unreasonably withheld, conditioned or delayed (an “Acceptable Person”) (and if such proposed designee is not an Acceptable Person, the Icahn Group shall be entitled to continue designating a recommended Replacement until such proposed designee is an Acceptable Person). Any such Replacement who becomes a Board member in replacement of the Icahn Designee shall be deemed to be the Icahn Designee for all purposes under this Agreement.

2.4 The Company shall not be obligated to include either or both of the Icahn Designees on the slate of directors proposed for election at the Company’s annual meeting of stockholders for any meeting other than the 2014 Annual Meeting. For any annual meeting subsequent to the 2014 Annual Meeting, the Company shall notify the Icahn Group in writing no less than 45 calendar days before the advance notice deadline set forth in the Company’s bylaws if either or both of the Icahn Designees will not be nominated by the Company for election as a director at such Annual Meeting. If the Icahn Designees are to be so nominated, the Company shall use reasonable best efforts to cause the election of the Icahn Designee so nominated by the Company as set forth above (including recommending that the Company’s stockholders vote in favor of the election of the Icahn Designees (along with all other Company nominees) and otherwise supporting him or her for election in a manner no less rigorous and favorable than the manner in which the Company supports its other nominees in the aggregate).

2.5 The Company’s obligations to include the Icahn Nominees on the slate for the 2014 Annual Meeting will terminate as follows:

(a) The Company shall be required to nominate only one (1) Icahn Designee in the event that the Icahn Group shall cease to Beneficially Own at least 31,523,836 shares of Voting Stock (as adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like); and

(b) The Company shall not be required to nominate any Icahn Designee in the event that the Icahn Group shall cease to Beneficially Own at least 22,066,685 shares of

Voting Stock (as adjusted from time to time for any stock dividends, combinations, splits, recapitalizations and the like).

3. Representations and Covenants of the Company

3.1 The Company represents that as of the date of this Agreement, the Board has four standing committees which are (i) the Audit Committee, (ii) the Compensation Committee, (iii) the Nominating Committee, and (iv) the Governance Committee. The Board does not have an Executive Committee. From the date of this Agreement until the conclusion of the Standstill Period, the Board will not form a new committee without offering to at least one Icahn Designee the opportunity to be a member of such committee.

3.2 The Company represents and warrants that, since January 1, 2013 through the date hereof, other than as publicly disclosed and other than an amendment to the bylaws to increase the number of directors to 11, no material amendments or modifications have been made to the Company’s bylaws or the compensatory arrangements between the Company and any of its officers or directors.

4. Covenants of the Icahn Group.

4.1 Standstill. So long as the Company has complied and is complying with its obligations set forth in this Agreement, during the Standstill Period, the Icahn Group and its affiliates, will not, without the prior written consent of the Company or its Board:

(a) acquire, offer, seek or propose to acquire, or agree to acquire, directly or indirectly (including acquiring beneficial ownership as defined in Rule 13d-3 under the Exchange Act), by purchase or otherwise, any Voting Stock of the Company or direct or indirect rights to acquire any Voting Stock of the Company, or any assets of the Company or any Subsidiary or division of the Company, provided, however, that the Icahn Group may acquire in one or more transactions an aggregate number of shares of Voting Stock that when combined with all other holdings of Voting Stock of the Icahn Group equals but does not exceed the Permitted Amount (and the Company agrees not to reduce the number of shares that may be acquired under its existing shareholder rights plan or any subsequently adopted shareholder rights plan to less than the Permitted Amount or to otherwise restrict or limit any such acquisition up to the Permitted Amount);

(b) make, or in any way participate, directly or indirectly, in any “solicitation” of “proxies” to vote (as such terms are used in the rules of the SEC), or seek to advise or influence any person or entity with respect to the voting of any Voting Stock of the Company (other than in an Icahn Designee’s capacity as a member of the Board in a manner consist with his or her fiduciary duties);

(c) make any public announcement with respect to, or, other than through non-public action at the Board by an Icahn Designee acting in his or her capacity as such, submit a proposal for or offer of (with or without conditions) (including to the Board), any extraordinary transaction involving the Company or any of its securities or assets;

(d) form, join or in any way participate in a 13D Group (other than the Icahn Group) in connection with any of the foregoing;

(e) present at any annual meeting or any special meeting of the Company’s stockholders or through action by written consent any proposal for consideration for action by stockholders or (except as explicitly permitted by this Agreement) propose any nominee for election to the Board or seek the removal of any member of the Board, other than through action at the Board by an Icahn Designee acting in his or her capacity as such;

(f) make, or cause to be made, by press release or similar public statement to the press or media, or in an SEC filing, any statement or announcement that disparages the Company, its officers or its directors or any person who has served as an officer or director of the Company in the past (and the Company shall not make, or cause to be made, by press release or similar public statement, including to the press or media or in an SEC filing, any statement or announcement that disparages any member of the Icahn Group, the officers or directors of any member of the Icahn Group, or any person who has served as an officer or director of any member of the Icahn Group in the past);

(g) institute, solicit, assist or join, as a party, any litigation, arbitration or other proceeding against or involving the Company or any of its current or former directors or officers (including derivative actions) other than to enforce the provisions of this Agreement;

(h) request the Company or any of its Representatives, directly or indirectly, to amend or waive any provision of this Section 4.1 in a manner that would require public disclosure; or

(i) direct or instruct any of their respective Subsidiaries, Representatives or Affiliates to take any such action.

5. Miscellaneous.

5.1 Public Announcements. No earlier than 8:00 a.m., New York City time, on the first trading day after the date hereof, the Company and the Icahn Group shall announce this Agreement and the material terms hereof by means of a press release in the form attached hereto as Exhibit B (the “Press Release”). Neither the Company nor the Icahn Group shall make any public announcement or statement that is inconsistent with or contrary to the statements made in the Press Release, except as required by law or the rules of any stock exchange or with the prior written consent of the other party which will not be unreasonably withheld. The Company acknowledges that the Icahn Group intends to file this Agreement and the agreed upon Press Release as an exhibit to its Schedule 13D pursuant to an amendment that the Company shall have the opportunity to review in advance. The Company shall have an opportunity to review in advance any Schedule 13D filing made by the Icahn Group with respect to this Agreement and the Icahn Group shall have an opportunity to review in advance the Form 8-K to be made by the Company with respect to this Agreement.

5.2 Confidentiality Agreement. The Company hereby agrees that: (i) the Icahn Designees are permitted to and may provide confidential information subject to and in accordance with the terms of the confidentiality agreement in the form attached hereto as Exhibit C (the “Confidentiality Agreement”) (which the Icahn Group agrees to execute and deliver to the Company and cause the Icahn Designees to abide by) and (ii) the Company will execute and deliver the Confidentiality Agreement to the Icahn Group substantially contemporaneously with execution and delivery thereof by the other signatories thereto. During the Standstill Period, in the case where Carl Icahn is not himself an Icahn Designee, the Board shall not adopt a policy precluding members of the Board from speaking to Mr. Icahn, and if asked by any Board member the Company will advise such Board member that he or she may speak to Mr. Icahn (but subject to the Confidentiality Agreement), if they are willing to do so (but may caution them regarding specific matters, if any, that involve conflicts between the Company and the Icahn Group).

5.3 Governing Law; Jurisdiction. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware without giving effect to the principles of conflicts of laws. Any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Each party hereto agrees to the entry of an order to enforce any resolution, settlement, order or award made pursuant to this Section 5.3 by the state and federal courts located in the State of Delaware and in connection therewith hereby waives, and agrees not to assert by way of motion, as a defense, or otherwise, any claim that such resolution, settlement, order or award is inconsistent with or violative of the laws or public policy of the laws of the State of Delaware or any other jurisdiction.

5.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successor and assigns of the parties hereto.

5.5 Entire Agreement; Amendment. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Any previous agreements among the parties relative to the specific subject matter hereof are superseded by this Agreement. Neither this Agreement nor any provision hereof may be amended, changed, waived, discharged or terminated other than by a written instrument signed by the party against who enforcement of any such amendment, change, waiver, discharge or termination is sought.

5.6 Notices, etc. All notices and other communications required or permitted hereunder shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, electronic mail, express delivery service or U.S. mail, in which event it may be mailed by first-class, certified or registered, postage prepaid, addressed, to the party to be notified, at the respective addresses set forth below, or at such other address which may hereinafter be designated in writing:

(a)	If to the Icahn Group:

Icahn Associates Holding LLC
767 Fifth Avenue, 47th Floor
New York, New York 10153
	Attention:	Carl C. Icahn
	Facsimile:	(212) 750-5807
Email: sgordon@sfire.com

with a copy to:

Law Department Icahn Associates Holding LLC
767 Fifth Avenue, 47th Floor
New York, New York 10153
	Attention:	Keith Schaitkin	Jesse Lynn
	Facsimile:	(212) 688-1158	(917) 591-3310
	Email:	kls@sfire.com	jlynn@sfire.com

(b)	If to the Company, to:

Nuance Communications, Inc.
1 Wayside Road
Burlington, MA 01803
	Attention:	Chief Executive Officer
General Counsel
Phone: 781-565-5000
Fax: 781-565-5001

with a copy to:

Wilson Sonsini Goodrich & Rosati
1700 K Street, NW
Fifth Floor
Washington, DC 20006
Attention: Robert D. Sanchez, Esq.
Fax No.: 202-973-8899

5.7 Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

5.8 Titles and Subtitles. The titles of the Articles and Sections of this Agreement are for convenience of reference only and in no way define, limit, extend, or describe the scope of this Agreement or the intent of any of its provisions.

5.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5.10 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party upon any breach or default of any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence therein, or of any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in writing, and that all remedies, either under this Agreement, by law or otherwise, shall be cumulative and not alternative.

5.11 Consents. Any permission, consent, or approval of any kind or character under this Agreement shall be in writing and shall be effective only to the extent specifically set forth in such writing.

5.12 SPECIFIC PERFORMANCE. THE PARTIES HERETO AGREE THAT IRREPARABLE DAMAGE WOULD OCCUR IN THE EVENT THAT ANY OF THE PROVISIONS OF THIS AGREEMENT WERE NOT PERFORMED IN ACCORDANCE WITH ITS SPECIFIC INTENT OR WERE OTHERWISE BREACHED. IT IS ACCORDINGLY AGREED THAT THE PARTIES SHALL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS, WITHOUT BOND, TO PREVENT OR CURE BREACHES OF THE PROVISIONS OF THIS AGREEMENT AND TO ENFORCE SPECIFICALLY THE TERMS AND PROVISIONS HEREOF, THIS BEING IN ADDITION TO ANY OTHER REMEDY TO WHICH THEY MAY BE ENTITLED BY LAW OR EQUITY, AND ANY PARTY SUED FOR BREACH OF THIS AGREEMENT EXPRESSLY WAIVES ANY DEFENSE THAT A REMEDY IN DAMAGES WOULD BE ADEQUATE.

5.13 Construction of Agreement. No provision of this Agreement shall be construed against either party as the drafter thereof.

5.14 Section References. Unless otherwise stated, any reference contained herein to a Section or subsection refers to the provisions of this Agreement.

5.15 Variations of Pronouns. All pronouns and all variations thereof shall be deemed to refer to the masculine, feminine, or neuter, singular or plural, as the context in which they are used may require.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this NOMINATION AND STANDSTILL AGREEMENT to be duly executed and delivered by their proper and duly authorized officers as of the day and year first written above.

NUANCE COMMUNICATIONS, INC.

By:	/s/ Paul Ricci
	Name:	Paul Ricci
	Title:	Chief Executive Officer

HIGH RIVER LIMITED PARTNERSHIP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

HOPPER INVESTMENTS LLC

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

BARBERRY CORP.

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN PARTNERS LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND II LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN PARTNERS MASTER FUND III LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN ENTERPRISES G.P. INC.

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Executive Vice President

ICAHN ENTERPRISES HOLDINGS L.P.

By:	/s/ Keith Cozza
	Name:	Keith Cozza
	Title:	Executive Vice President

IPH GP LLC

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN CAPITAL LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN ONSHORE LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

ICAHN OFFSHORE LP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory

BECKTON CORP

By:	/s/ Edward Mattner
	Name:	Edward Mattner
	Title:	Authorized Signatory